Exhibit 10.7

LEASE AMENDMENT and ASSIGNMENT AGREEMENT

(Rental Increase Following Landlord Funded Improvement)

This lease amendment and assignment agreement is made October 31, 2006, between CALIBER DEVELOPMENT COMPANY LLC (the “Landlord”), and DIAMONDBACK-PUMPING SERVICE, L.P. (the “Tenant”).

WITNESSETH:

WHEREAS, pursuant to the lease dated July 1, 2006 (the “Lease”), Tenant let from Landlord certain real property and improvements situated thereon physically located in Johnson County, Texas, and more particularly described in Exhibit “A” of said Lease.

WHEREAS, in accordance with Section 13 of the Lease, Landlord desires to assign all rights and rental payments under the Lease to Caliber Texas Properties, L.P., and this amendment shall serve as written notice of said assignment.

WHEREAS, the Landlord funded and completed $2,045,505.74 of capital improvements as requested by Tenant trigging an increase rental amount per Section 3.1 of Lease.

NOW, THEREFORE, in consideration of the matters described above and for the mutual benefits and obligations set forth in this agreement, the parties agree as follows:

1. CONSTRUCTION. This lease amendment agreement shall be construed in conjunction with the Lease and, except as amended by this instrument, all of the terms, covenants, and conditions of the Lease shall remain in full force and effect and are ratified and confirmed by this instrument.

2. DEFINED TERMS. All terms used in this lease amendment agreement shall have the meanings ascribed to them in the Lease unless otherwise defined in this instrument.

3. RENTAL INCREASE. Effective as of November 1, 2006, monthly Rent due under Section 3 of the Lease shall be amended to $17,045.88.

4. ASSIGNMENT. Effective as of November 1, 2006, Caliber Development Company LLC assigns all rights under said Lease to Caliber Texas Properties, L.P.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the Landlord and the Tenant have executed and delivered this lease amendment and extension agreement, as of the day and year first written above.

“LANDLORD”	CALIBER DEVELOPMENT COMPANY LLC

	By:	/s/ Jade Noles
	Name:	Jade Noles
	Title:	President

“TENANT”	DIAMONDBACK-PUMPING SERVICE, L.P.

	By:	/s/ Cale Coulter
	Name:	Cale Coulter
	Title:	CFO Diamondback Pumping Service LLC
(Diamondback Pumping Service, L.P. General Partner)